April 30, 2017

HIMCO VIT Index Fund

Summary Prospectus

Class IA: HVIAX
Class IB: HVIIX

Before you invest, you may want to review the Fund's Prospectus, which contains more information about the Fund and its risks. You can find the Fund's Prospectus and other information about the Fund online at www.hvitfunds.com/fund-literature. You can also get this information at no cost by calling 1-800-862-6668 or by sending an e-mail to hvitfunds@himco.com. The Fund's Prospectus and Statement of Additional Information, both dated April 30, 2017, along with the financial statements included in the Fund's most recent annual report dated December 31, 2016 are incorporated by reference into this Summary Prospectus. The Fund's Statement of Additional Information and annual report may be obtained, free of charge, in the same manner as the Fund's Prospectus.

HIMCO VIT INDEX FUND SUMMARY

INVESTMENT GOAL. The Fund seeks to provide investment results which approximate the price and yield performance of publicly traded common stocks in the aggregate.

YOUR EXPENSES. The table below describes the fees and expenses that you may pay if you buy and hold shares of the Fund. Please note that fees and expenses in this table and the examples below do not include fees and expenses that will be applied at the variable annuity or variable life insurance contract level or by a qualified employee benefit plan and would be higher if such fees and expenses were included. You should review your variable contract prospectus (or other disclosure document) or plan documents for more information on those fees and expenses.

Shareholder Fees (fees paid directly from your investment)
	Share Classes
	IA	IB
Maximum sales charge (load) as a percentage of offering price	Not applicable	Not applicable
Maximum deferred sales charge (load)	Not applicable	Not applicable
Exchange fees	None	None
Annual Fund Operating Expenses (expenses that are deducted from the fund's assets)
	IA	IB
Management fees	0.30%	0.30%
Distribution and service (12b-1) fees	None	0.25%
Other expenses	0.08%	0.08%
Total annual fund operating expenses	0.38%	0.63%
Fee waiver and/or expense reimbursement (1)	0.05%	0.05%
Total annual fund operating expenses after fee waiver and/or expense reimbursement	0.33%	0.58%

(1)  Hartford Investment Management Company has contractually agreed to reimburse expenses (exclusive of taxes, interest expense, brokerage commissions, acquired fund fees and expenses and extraordinary expenses) to the extent necessary to maintain total annual operating expenses as follows: 0.33% (Class IA) and 0.58% (Class IB). This contractual arrangement will remain in effect until April 30, 2018, and shall renew automatically for one-year terms unless the investment manager provides written notice of termination prior to the start of the next term or upon approval of the Board of Trustees of the Fund.

EXAMPLE. The examples below are intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The examples assume that:

•  Your investment has a 5% return each year

•  The Fund's operating expenses remain the same (except that the examples reflect the expense limitation arrangements for only the first year)

•  You reinvest all dividends and distributions.

Your actual costs may be higher or lower. Based on these assumptions, for every $10,000 invested, you would pay the following expenses if you sell all of your shares at the end of each time period indicated:

Expenses (with or without redemption)	Year 1	Year 3	Year 5	Year 10
IA	$34	$117	$208	$476
IB	$59	$197	$346	$782

PORTFOLIO TURNOVER. The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual Fund operating expenses or in the examples, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 12% of the average value of its portfolio.

PRINCIPAL INVESTMENT STRATEGY. The Fund uses the Standard & Poor's 500 Index (the "Index") as its standard performance comparison because it represents a significant proportion of the total market value of all common stocks, is well known to investors and, in the opinion of the Fund's investment manager, Hartford Investment Management Company ("Hartford Investment Management"), is representative of the performance of publicly-traded common stocks. Therefore, the Fund attempts to approximate the capital performance and dividend income of the Index. The Index is comprised of 500 selected companies, most of which are listed on the New York Stock Exchange. The portfolio managers generally invest in no fewer than 495 companies included in the Index. Hartford Investment Management selects stocks for the Fund's portfolio after taking into account their individual weights in the Index. Hartford Investment Management does not attempt to "manage" the Fund's portfolio in the traditional sense, using economic, financial and market analysis, nor does the adverse financial situation of a company directly result in its elimination from the Fund's portfolio unless, of course, the company is removed from the Index.

MAIN RISKS. The primary risks of investing in the Fund are described below. When you sell your shares they may be worth more or less than what you paid for them, which means that you could lose money as a result of your investment. An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. As with any fund, there is no guarantee that the Fund will achieve its goal. For more information regarding risks and investment matters please see "Additional Information Regarding Risks and Investment Strategies" in this prospectus.

Equity Securities Risk – The risk that the price of equity or equity-related securities may decline due to changes in a company's financial condition and overall market and economic conditions.

Market Risk – Market risk is the risk that one or more markets in which the Fund invests will go down in value, including the possibility that the markets will go down sharply and unpredictably. Securities may decline in value due to the activities and financial prospects of individual companies or to general market and economic movements and trends, including adverse changes to credit markets.

Index Strategy Risk – The Fund is not actively managed, but instead is designed to match the Index. Therefore, the adverse performance of a particular stock ordinarily will not result in the elimination of the stock from the Fund's portfolio. The Fund will remain invested in stocks even when stock prices are generally falling.

Large Cap Stock Risk – Larger companies may not be able to respond as quickly to competitive challenges or to changes in technology, product or other market conditions. They also may not be able to maintain high growth rates compared to smaller well-managed companies, particularly during extended periods of economic expansion.

Tracking Error Risk – The Fund's performance may not match or correlate to that of its reference Index, either on a daily or aggregate basis. Factors such as cash flows, Fund expenses, imperfect correlation between the Fund's portfolio and the component securities of the Index, rounding of share prices, asset valuation, timing variances, changes to the composition of the Index and regulatory requirements may cause the Fund's performance to diverge from the performance of the Index. Tracking error risk may cause the Fund's performance to be less than expected.

The Fund is subject to certain other risks, which are described elsewhere in the Fund's statutory prospectus.

PAST PERFORMANCE. The performance information below provides an indication of the risks of investing in the Fund. The Fund is the successor to the investment performance of the Hartford Index HLS Fund (the "Predecessor Fund") as a result of the reorganization of the Predecessor Fund into the Fund on October 20, 2014. Therefore, the performance information shown below for periods prior to October 20, 2014 is that of the Predecessor Fund. Hartford Funds Management Company, LLC served as the investment manager to the Predecessor Fund and Hartford Investment Management, the Fund's investment manager, served as the sub-adviser to the Predecessor Fund. The Predecessor Fund had the same investment objective and strategies as the Fund. Keep in mind that past performance does not indicate future results. The returns:

•  Assume reinvestment of all dividends and distributions

•  Would be lower if the Fund's operating expenses had not been limited

•  Would be lower if the effect of sales charges or other fees that may be applied at the contract or plan level were included.

The bar chart:

•  Shows how the Fund's total return has varied from year to year

•  Shows the returns of the Fund's Class IA shares. Because all of the Fund's shares are invested in the same portfolio of securities, returns for the Fund's Class IB shares differ only to the extent that the classes do not have the same expenses.

Total returns by calendar year

Highest/Lowest quarterly results during the periods shown in the bar chart were:

Highest 15.80% (2nd quarter, 2009) Lowest -21.97% (4th quarter, 2008)

AVERAGE ANNUAL TOTAL RETURNS. The table below shows returns for the Fund over time compared to those of a broad-based market index. For more information regarding returns see the "Performance Notes" section in the Fund's statutory prospectus.

Average annual total returns for periods ending 12/31/16

Share Classes	1 Year	5 Years	10 Years
Class IA	11.59%	14.29%	6.63%
Class IB	11.34%	14.00%	6.37%
S&P 500 Index (reflects no deduction for fees, expenses or taxes)	11.96%	14.66%	6.95%

MANAGEMENT. The Fund's investment manager is Hartford Investment Management.

Portfolio Managers	Title	Involved with Fund Since
Edward Caputo, CFA	Senior Vice President	2014
Paul Bukowski, CFA	Executive Vice President and Head of Quantitative Equities and Asset Allocation	2014

PURCHASE AND SALE OF FUND SHARES. The Fund sells its shares at net asset value ("NAV") directly to variable annuity and variable life insurance separate accounts of Hartford Life Insurance Company and its affiliates (collectively "Hartford Life") and one or more unaffiliated insurance companies (each, an "Insurance Company" and collectively, the "Insurance Companies"), and to certain qualified employee benefit plans. You may invest indirectly in the Fund through your purchase of a variable annuity or variable life insurance contract issued by a separate account or through a qualified employee benefit plan. Any minimum or subsequent investment requirements and redemption procedures are governed by the applicable separate account or plan through which you invest.

TAX INFORMATION. Under current law, qualified employee benefit plan participants and owners of variable annuity and variable life insurance contracts that have invested in the Fund are not subject to federal income tax on Fund earnings and distributions or on gains realized upon the sale or redemption of Fund shares until such amounts are withdrawn from the employee benefit plan or variable contract. For information concerning the federal tax consequences to the purchasers of a variable annuity or variable life insurance contract, see the prospectus or other disclosure document for such variable contract.

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES. The Fund is only available as an underlying investment for certain variable annuity and variable life insurance contracts and qualified employee benefit plans. The Fund and its related companies may make payments to the sponsoring insurance company (or its affiliates) and to broker-dealers and other financial intermediaries for distribution and/or other services. These payments may be a factor that the insurance company considers in including the Fund as an underlying investment option in the variable contract. Payments to broker-dealers and other financial intermediaries may create a conflict of interest by influencing the broker-dealer or other financial intermediary to recommend a variable product and/or the Fund over another investment. Ask your financial adviser or visit the website of the insurance company or the financial intermediary for more information. The disclosure document for your variable contract may contain additional information about these payments.

SEC File Number:

HIMCO Variable Insurance Trust 811-22954

HVIT SUMPRO IX 4-2017          April 30, 2017